UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 25, 2015

First Security Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-49747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Event

On August 25, 2015, First Security Group, Inc. (“First Security” or the “Company”) entered into a Memorandum of Understanding (the “MOU”) regarding the settlement of certain litigation related to the Agreement and Plan of Merger, dated as of March 25, 2015 (as amended on June 8, 2015, the “Merger Agreement”), by and between First Security and Atlantic Capital Bancshares, Inc. (“Atlantic Capital”). Under the Merger Agreement, First Security will merge with and into Atlantic Capital, with Atlantic Capital as the surviving corporation (the “Merger”). Immediately following the Merger, Atlantic Capital Bank will merge with and into FSGBank, National Association (“FSGBank”), with FSGBank as the surviving bank.

As contemplated by the MOU, First Security and Atlantic Capital are providing certain additional disclosures with regards to the Merger.

The First Security board of directors, by a unanimous vote of all directors, found the Merger to be advisable and in the best interests of First Security and its shareholders and approved the Merger Agreement and the transactions contemplated thereby. THE FIRST SECURITY BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FIRST SECURITY SHAREHOLDERS VOTE “FOR” THE MERGER PROPOSAL, “FOR” THE MERGER-RELATED COMPENSATION PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

Litigation Related to the Merger

As previously disclosed on page 163 of the preliminary proxy statement/prospectus contained in Pre-Effective Amendment #1 to the Form S-4 Registration Statement (the “Proxy Statement/Prospectus”) under the heading “Legal Proceedings,” two putative shareholder class action lawsuits have been filed in connection with the Merger. Knutson v. First Security Group, Inc. et al., filed April 15, 2015 in the Chancery Court for Hamilton County, Tennessee, names First Security, the members of its board of directors, and Atlantic Capital as defendants. Meade v. Kramer, et al., filed April 24, 2015 in the Chancery Court for Hamilton County, Tennessee, names First Security, the members of its board of directors, FSGBank, Atlantic Capital and Atlantic Capital Bank as defendants. Each of these complaints alleges, among other things, that the First Security directors breached their fiduciary duties in connection with the negotiation and approval of the Merger Agreement and that the other named defendants aided and abetted those alleged breaches of fiduciary duties. Among other relief, the plaintiffs seek injunctive relief preventing the parties from consummating the Merger, rescission of the transactions completed by the Merger Agreement, an award of attorneys’ fees and expenses for plaintiffs and other forms of relief. On June 1, 2015, the Chancery Court entered an order consolidating these two suits under the caption In re First Security Group, Inc. Stockholder Litigation, Case No. 15-0212. On June 25, 2015, the plaintiffs filed an amended and consolidated class action complaint in the Chancery Court for Hamilton County, Tennessee. The amended complaint repeats many of the same allegations of the original complaints but also makes additional allegations with respect to disclosures contained in the preliminary joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2015.

On August 25, 2015, First Security, Atlantic Capital and the other named defendants executed the MOU with counsel for the plaintiffs in the above-described lawsuits. The MOU agreed on the terms of a settlement of the above-described lawsuits, including the dismissal with prejudice of the suit captioned In re First Security Group, Inc. Stockholder Litigation and a release of all claims that were made or could have been made therein against all of the defendants. The proposed settlement is conditioned upon, among other things, consummation of the Merger, the execution of an appropriate stipulation of settlement, and final approval of the proposed settlement by the Chancery Court for Hamilton County, Tennessee. In addition, in connection with the settlement and as provided in the MOU, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the Merger will be consummated, that the parties ultimately will enter into a stipulation of settlement, or that the court will approve the settlement even if the parties enter into such stipulation. If the settlement conditions are not met, the proposed settlement as contemplated by the MOU would become void. The settlement will not affect the amount of the merger consideration that First Security shareholders are entitled to receive in the Merger.

The defendants deny all fault or liability and deny that they have committed any unlawful or wrongful act alleged in the lawsuits or otherwise in relation to the Merger. The defendants have agreed to the terms of the proposed settlement described above solely to avoid the substantial burden, expense, risk, uncertainty, inconvenience and distraction of continued litigation, including the risk of delaying or adversely affecting the Merger.

Supplement to Proxy Statement/Prospectus

Set forth below are the additional disclosures required to be made in accordance with the MOU. The disclosures appear below the appropriate section headings that correspond to the sections in the Proxy Statement/Prospectus. These additional disclosures should be read in conjunction with the Proxy Statement/Prospectus, which we urge you to read in its entirety, and are subject to cautionary language in the Proxy Statement/Prospectus and in any referenced document regarding forward-looking statements and projections.  The inclusion of or reference to this information should not be regarded as an indication that any of First Security, Atlantic Capital, Macquarie, Sandler O’Neill, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. To the extent that information in this Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus, the information in this Form 8-K shall supersede or supplement the information in the Proxy Statement/Prospectus. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that any of the disclosures below are material or required by the federal securities laws, state fiduciary law, or any other applicable rule, statute, regulation or law, First Security makes the following additional disclosures:

The second paragraph on page 67 of the Proxy Statement/Prospectus is hereby deleted in its entirety and replaced with the following:

In order to assess potential interest and to assess the value of First Security, Sandler O’Neill was instructed, after discussions with First Security management and with the approval of the First Security Board, to approach a number of banking companies, which were believed to be financially positioned to potentially pursue a transaction with First Security, which had expressed interest in First Security previously, or which had expressed interest in expanding into East Tennessee broadly or Chattanooga and/or Knoxville specifically. Based on these instructions and Sandler O’Neill’s own knowledge of the potential market, as discussed with First Security management, Sandler O’Neill contacted seven banks on a confidential basis to explore their potential interest in a transaction with First Security. As a result of Sandler O’Neill’s conversations, through the course of August and September, meetings took place between the management teams of First Security and four publicly traded bank holding companies in the southeastern U.S. Additionally, management of First Security initiated conversations with three privately traded bank holding companies in addition to Atlantic Capital based on those companies’ expressed interest. Following these initial conversations, two publicly traded bank holding companies in the southeastern U.S. (“Company A” and “Company B”) pursued further due diligence. Conversations also continued between Atlantic Capital and First Security, primarily among management.

The information under the heading “Comparable Company Analysis” on pages 78-79 of the Proxy Statement/Prospectus is hereby deleted and replaced in its entirety with the following:

Comparable Company Analysis. Sandler O’Neill used publicly available information to perform a comparison of selected financial and market trading information for First Security.

Sandler O’Neill also used publicly available information to compare selected financial and market trading information for First Security and a specific group of financial institutions selected by Sandler O’Neill. The First Security peer group consisted of the following selected financial institutions:

				Market Information Price /					Balance Sheet					LTM Profitability				Asset Quality
Company	City, St.	Ticker	Market Cap. ($mm)	% of 52-wk high (%)	TBV (%)	LTM EPS (x)	2015E EPS (x)	2016E EPS (x)	Total Assets ($mm)	Loans/ Deposits	TCE/ TA (%)	Tier 1 Lev. Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROAE (%)	NIM (%)	Eff. Ratio (%)	NPAs/ Assets (1) (%)	LLR/ Loans (%)
CI Financial Inc.	Saint Petersburg, FL	BNK	290	91.4	154	37.5	17.1	11.2	1,597	104.3	11.8	12.0	14.0	0.5	4.3	4.3	66.1	3.13	0.46
American National Bankshares	Danville, VA	AMNB	201	92.0	135	14.6	13.4	12.7	1,540	77.7	10.0	11.9	17.1	0.2	2.1	3.7	59.6	0.50	1.33
Franklin Financial Network Inc.	Franklin, TN	FSB	230	91.3	146	16.1	15.3	11.0	1,509	68.8	10.5	11.4	15.6	0.8	9.3	3.7	64.2	0.09	0.81
Bear State Financial Inc.	Little Rock, AR	BSF	300	78.4	214	11.8	--	--	1,478	84.1	9.7	9.0	12.6	2.0	18.8	4.0	67.7	0.99	1.31
Summit Financial Group Inc.	Moorefield, WV	SMMF	119	85.9	93	8.5	--	--	1,460	99.3	8.8	10.1	14.1	0.9	10.7	3.5	52.5	3.18	1.03
WashingtonFirst Bankshares Inc.	Reston, VA	WFBI	163	94.7	138	14.0	--	--	1,438	92.0	8.2	9.6	12.1	0.8	8.9	3.8	62.8	0.42	0.90
Carolina Financial Corp.	Charleston, SC	CARO	118	69.1	125	12.2	10.0	9.3	1,276	81.2	7.4	8.9	13.4	0.9	10.2	3.5	74.9	0.46	1.10
Premier Financial Bancorp Inc.	Huntington, WV	PFBI	123	88.9	110	10.7	--	--	1,274	80.0	9.1	9.4	14.4	1.0	8.3	4.1	61.0	1.89	1.17
Middleburg Financial Corp.	Middleburg, VA	MBRG	134	92.5	110	16.5	15.5	15.0	1,265	74.6	9.6	9.8	18.5	0.7	6.7	3.4	74.0	1.11	1.58
National Commerce Corp.	Birmingham, AL	NCOM	235	98.2	175	25.4	22.3	18.1	1,207	92.1	11.4	11.4	14.6	0.8	6.6	4.0	67.5	0.43	1.02
Eastern Virginia Bankshares	Tappahannock, VA	EVBS	77	86.4	92	28.1	16.2	13.1	1,194	85.2	7.1	10.2	15.1	0.5	3.9	3.9	79.4	0.81	1.55
Monarch Financial Hldgs	Chesapeake, VA	MNRK	130	81.4	117	10.7	10.2	9.9	1,178	75.9	9.3	11.3	13.6	1.2	11.8	4.3	82.7	0.38	0.91
National Bankshares Inc.	Blacksburg, VA	NKSH	200	87.2	121	12.1	--	--	1,165	63.2	14.3	14.9	26.3	1.5	10.1	4.0	44.7	1.18	1.32
Colony Bankcorp Inc.	Fitzgerald, GA	CBAN	71	98.9	96	13.6	--	--	1,157	76.4	6.4	11.1	17.3	0.7	8.2	3.6	68.6	2.31	1.11
First Bancshares Inc.	Hattiesburg, MS	FBMS	90	95.9	135	13.1	12.0	9.9	1,146	72.8	5.9	8.4	13.1	0.7	7.9	3.7	69.9	0.96	0.83
Community Bankers Trust Corp.	Richmond, VA	ESXB	96	97.1	91	14.2	--	--	1,138	81.3	9.3	9.8	15.1	0.6	6.7	4.1	76.2	1.98	1.27
Southern First Bancshares Inc.	Greenville, SC	SFST	111	96.1	131	15.2	12.7	11.2	1,073	106.9	8.0	9.3	12.2	0.7	9.5	3.7	60.5	0.85	1.32
Access National Corp.	Reston, VA	ANCX	229	98.5	227	15.1	16.5	16.8	1,069	101.0	9.5	9.6	12.8	1.5	15.4	3.8	60.5	0.63	1.57
Peoples Bancorp of NC Inc.	Newton, NC	PEBK	104	97.4	102	11.5	--	--	1,049	79.6	9.7	11.1	16.4	0.9	9.4	3.9	74.2	1.18	1.64
Avenue Financial Holdings, Inc.	Nashville, TN	AVNU	123	83.9	141	16.9	18.7	13.6	1,037	87.8	8.4	8.7	13.8	0.7	7.1	3.3	69.9	0.35	1.16
(1) NPAs / assets = (nonaccrual loans + OREO) / total assets

The first paragraph under the heading “Net Present Value Analysis” on page 79 of the Proxy/Statement Prospectus is hereby deleted and replaced in its entirety with the following:

Net Present Value Analysis. Sandler O’Neill performed an analysis that estimated the present value per share (as of March 31, 2015) of First Security’s common stock through December 31, 2019. Sandler O’Neill based the analysis on internal financial projections for First Security for the period from April 1, 2015 through December 31, 2019, as provided by the senior management of First Security and confirmed by the senior management of Atlantic Capital. The internal financial projections for First Security provided to Sandler O’Neill by the senior management of First Security and confirmed by the senior management of Atlantic Capital that were utilized in connection with Sandler O’Neill’s analysis included, but were not limited to, the following:

(in thousands)	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019
Net Income	$63,905	$7,740	$10,717	$14,540	$19,152

The information under the heading “Analysis of Selected Merger Transactions” on pages 80-81 of the Proxy Statement/Prospectus is hereby deleted and replaced in its entirety with the following:

Analysis of Selected Merger Transactions. Sandler O’Neill reviewed the terms of merger transactions announced from January 1, 2013 through June 2, 2015 involving United States-based banks nationwide in which the target’s assets were greater than $1.0 billion and less than $2.0 billion, with target LTM ROAA less than 1.0% (the “Nationwide Group”), and those in which the target was headquartered in the Southeast where the target’s assets were greater than $500 million and less than $2.0 billion, with target LTM ROAA less than 1.0% (the “Southeast Group”). Sandler O’Neill deemed these transactions to be reflective of the proposed Atlantic Capital and First Security combination.

The Nationwide Group was composed of the following transactions:

					Transaction Information:						Seller Information
						Price to:
Acquiror	State	Target	State	Announce Date	Deal Value ($mm)	LTM Earnings (x)	Book Value (%)	TBV (%)	Core Deposit Premium (%)	2-Day Market Premium (%)	Total Assets ($mm)	TCE/TA (%)	LTM ROAA (%)	Res./NPLs (%)	NPAs/Assets (1) (%)
Valley National Bancorp	NJ	CNLBancshares, Inc.	FL	5/27/2015	207.0	18.8	156.0	156.0	10.90	70.65	1,365	6.8	0.6	40.7	2.7
Green Bancorp, Inc.	TX	Patriot Bancshares, Inc.	TX	5/27/2015	139.4	17.7	145.5	156.8	7.41	--	1,372	5.8	0.6	341.0	1.4
United Community Banks, Inc.	GA	Palmetto Bancshares, Inc.	SC	4/22/2015	237.6	25.1	176.4	176.4	12.15	(4.53)	1,119	11.9	0.9	46.1	3.0
Chemical Financial Corporation	MI	Lake Michigan Financial Corporation	MI	1/6/2015	188.1	20.4	220.8	220.8	18.04	--	1,225	7.0	0.8	94.3	1.8
UMB Financial Corporation	MO	Marquette Financial Companies	MN	12/15/2014	182.5	43.9	147.6	157.3	10.32	--	1,331	8.8	0.5	99.8	1.1
Northwest Bancshares, Inc.	PA	LNB Bancorp, Inc.	OH	12/15/2014	180.7	23.9	157.2	195.0	11.23	5.73	1,241	7.5	0.6	78.3	1.9
Renasant Corporation	MS	Heritage Financial Group, Inc.	GA	12/10/2014	254.4	24.6	158.3	172.1	10.90	28.74	1,756	8.4	0.6	85.6	0.9
IBERIABANK Corporation	LA	Georgia Commerce Bancshares, Inc.	GA	12/8/2014	194.8	36.3	192.1	208.7	14.57	--	1,005	9.4	0.6	121.9	1.9
WesBanco, Inc.	WV	ESB Financial Corporation	PA	10/29/2014	352.7	19.8	165.6	207.5	18.27	50.98	1,945	8.6	0.9	37.6	1.0
IBERIABANK Corporation	LA	Old Florida Bancshares, Inc.	FL	10/27/2014	259.1	25.4	187.6	195.8	11.27	--	1,352	9.8	0.8	91.9	1.2
Valley National Bancorp	NJ	1st United Bancorp, Inc.	FL	5/8/2014	312.8	36.1	127.0	178.2	11.51	19.77	1,738	10.0	0.5	42.0	1.7
Southside Bancshares, Inc.	TX	OnmiAmerican Bancorp, Inc.	TX	4/29/2014	313.9	43.6	147.1	147.1	15.66	17.00	1,391	14.9	0.5	52.8	1.0
RKJS Inc.	MD	First Mariner Bank	MD	2/10/2014	17.7	NM	54.5	54.5	(2.93)	--	1,015	3.2	NM	16.8	6.5
CenterState Banks, Inc.	FL	First Southern Bancorp, Inc.	FL	1/29/2014	190.4	NM	98.2	112.3	2.76	(15.37)	1,088	13.1	NM	134.1	1.2
Center Bancorp, Inc.	NJ	ConnectOne Bancorp, Inc.	NJ	1/21/2014	239.7	21.8	179.0	179.3	14.71	14.93	1,243	10.4	1.0	132.0	1.1
Hanmi Financial Corporation	CA	Central Bancorp, Inc.	TX	12/16/2013	50.0	NM	60.8	62.4	(3.20)	--	1,581	5.1	NM	48.6	11.6
Cascade Bancorp	OR	Home Federal Bancorp, Inc.	ID	10/23/2013	265.8	NM	151.6	153.7	12.87	39.95	1,008	16.7	0.2	104.1	1.4
East West Bancorp, Inc.	CA	MetroCorp Bancshares, Inc.	TX	9/18/2013	273.0	23.9	153.7	167.2	11.86	41.06	1,586	10.4	0.8	131.8	1.7
Mercantile Bank Corporation	MI	Firstbank Corporation	MI	8/15/2013	154.5	13.9	115.9	159.6	NA	8.50	1,457	6.8	0.8	60.1	2.5
Bond Street Holdings, Inc.	FL	Great Florida Bank	FL	7/17/2013	42.5	NM	85.0	85.0	(1.26)	NM	1,143	0.0	NM	8.1	17.3
First Merchants Corporation	IN	CFS Bancorp, Inc.	IN	5/13/2013	114.7	19.8	101.3	101.3	0.22	12.17	1,146	0.0	0.5	37.1	4.9
Renasant Corporation	MS	First M&F Corporation	MS	2/7/2013	121.0	23.3	121.4	126.8	2.11	51.83	1,602	0.0	0.4	59.8	3.5
(1) NPA/Assets = (nonaccrual loans + TDR + OREO) / total assets

The Southeast Group was composed of the following transactions:

					Transaction Information:						Seller Information
						Price to:
Acquiror	State	Target	State	Announce Date	Deal Value ($mm)	LTM Earnings (x)	Book Value (%)	TBV (%)	Core Deposit Premium (%)	2-Day Market Premium (%)	Total Assets ($mm)	TCE/TA (%)	LTM ROAA (%)	Res./NPLs (%)	NPAs/Assets (1) (%)
Valley National Bancorp	NJ	CNLBancshares, Inc.	FL	5/27/2015	207.0	18.8	156.0	156.0	10.90	70.65	1,365	6.8	0.6	40.7	2.7
Pinnacle Financial Partners, Inc.	TN	Magna Bank	TN	4/28/2015	82.5	15.4	163.5	163.5	9.13	--	565	8.9	0.9	47.4	2.4
United Community Banks, Inc.	GA	Palmetto Bancshares, Inc.	SC	4/22/2015	237.6	25.1	176.4	176.4	12.15	(4.53)	1,119	11.9	0.9	46.1	3.0
Pinnacle Financial Partners, Inc.	TN	CapitalMark Bank & Trust	TN	4/7/2015	187.2	25.4	243.0	243.0	18.43	--	930	8.3	0.8	114.5	1.1
Renasant Corporation	MS	Heritage Financial Group, Inc.	GA	12/10/2014	254.4	24.6	158.3	172.1	10.90	28.74	1,756	8.4	0.6	85.6	0.9
IBERIABANK Corporation	LA	Georgia Commerce Bancshares, Inc.	GA	12/8/2014	194.8	36.3	192.1	208.7	14.57	--	1,005	9.4	0.6	121.9	1.9
BNC Bancorp	NC	Valley Financial Corporation	VA	11/17/2014	101.2	15.9	173.0	173.0	7.52	52.42	857	6.7	0.8	110.1	2.1
IBERIABANK Corporation	LA	Old Florida Bancshares, Inc.	FL	10/27/2014	259.1	25.4	187.6	195.8	11.27	--	1,352	9.8	0.8	91.9	1.2
IBERIABANK Corporation	LA	Florida Bank Group, Inc.	FL	10/3/2014	89.6	NM	142.0	142.0	8.24	--	524	6.9	0.1	436.3	0.6
Valley National Bancorp	NJ	1st United Bancorp, Inc.	FL	5/8/2014	312.8	36.1	127.0	178.2	11.51	19.77	1,738	10.0	0.5	42.0	1.7
Seacoast Banking Corporation of Florida	FL	BANKshares, Inc.	FL	4/24/2014	76.5	23.0	58.3	138.0	4.63	--	674	9.3	0.5	58.0	2.3
CenterState Banks, Inc.	FL	First Southern Bancorp, Inc.	FL	1/29/2014	190.4	NM	98.2	112.3	2.76	(15.37)	1,088	13.1	NM	134.1	1.2
Banco de Sabadell, SA	--	JGB Bank, National Association	FL	12/4/2013	56.0	NM	124.8	124.8	3.92	--	530	8.5	0.1	50.8	1.4
Simmons First National Corporation	AR	Metropolitan National Bank	AR	9/12/2013	53.6	36.6	86.2	86.8	(1.17)	--	991	6.2	0.2	63.6	9.9
First Citizens BancShares, Inc.	NC	1st Financial Services Corporation	NC	8/28/2013	2.0	1.4	NM	NM	1.57	NM	683	(0.9)	0.4	38.0	6.1
CenterState Banks, Inc.	FL	Gulfstream Bancshares, Inc.	FL	7/30/2013	77.8	16.5	151.0	151.0	6.19	--	572	9.0	0.9	79.5	3.6
Bond Street Holdings, Inc.	FL	Great Florida Bank	FL	7/17/2013	42.5	NM	85.0	85.0	(1.26)	NM	1,143	0.0	NM	8.1	17.3
Bear State Financial, Inc.	AR	First National Security Company	AR	7/1/2013	123.4	14.2	84.0	137.3	5.18	--	954	0.0	0.9	635.2	0.4
Ameris Bancorp	GA	Prosperity Banking Company	FL	5/2/2013	16.0	13.7	89.3	90.4	(0.37)	--	742	0.0	0.2	36.7	4.5
Renasant Corporation	MS	First M&F Corporation	MS	2/7/2013	121.0	23.3	121.4	126.8	2.11	51.83	1,602	0.0	0.4	59.8	3.5
Bank of the Ozarks, Inc.	AR	First National Bank of Shelby	NC	1/24/2013	64.0	31.9	63.1	63.1	(8.03)	NM	884	0.0	0.2	27.2	7.1
(1) NPA/Assets = (nonaccrual loans + TDR + OREO) / total assets

Sandler O’Neill reviewed the following ratios and multiples: transaction price to book value per share, transaction price to tangible book value per share, transaction price to last twelve months earnings, and core deposit premium. As illustrated in the following table, Sandler O’Neill compared the proposed merger multiples to the median multiples of the comparable transactions.

Comparable Transaction Multiples
	Atlantic Capital / First Security Group, Inc.	Comparable Southeast Transactions(1)	Comparable Nationwide Transactions(2)
Transaction Value / Book Value	175%	135%	150%
Transaction Value / Tangible Book Value	175%	142%	158%
Transaction Value / LTM Earnings	68.6x	23.2x	23.9x
Core Deposit Premium(3)	9.9%	6.6%	11.2%

(1)	Median for selected Southeast Bank Transactions Since January 1, 2013 with Target Total Assets $500 Million-$2.0 Billion; Target LTM ROAA less than 1.0%
(2)	Median for selected Nationwide Bank Transactions Since January 1, 2013 with Target Total Assets $1.0 Billion-$2.0 Billion; Target LTM ROAA less than 1.0%
(3)	Core deposits defined as total deposits less time deposits greater than $100,000

The following sentence is added after the first sentence under the heading “Pro Forma Results” on pages 81-82 of the Proxy Statement/Prospectus.

The aggregate transaction value of $159.0 million includes a per share valuation of Atlantic Capital stock of $12.60, which equates to the offering price per share of the Equity Offering, and represents a multiple of Atlantic Capital’s December 31, 2014 tangible book value of 120% and a multiple of 18x of Atlantic Capital’s estimated stand-alone 2015 earnings per share.

The following information is added after the last sentence of the paragraph under the heading “Pro Forma Results” on pages 81-82 of the Proxy Statement/Prospectus.

Specifically, the analyses indicated as follows:

Accretion/Dilution Summary (1)	Estimated Closing (2)
Dollars in millions, except per share data	9/30/2015	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019
GAAP Earnings (3)
Atlantic Capital Stand-Alone EPS(4)		$0.70	$1.06	$1.45	$1.71	$1.95
First Security Stand-Alone EPS (5)		$0.04	$0.12	$0.16	$0.22	$0.28
Pro Forma EPS - 30% Cash/70% Stock (3)		$0.58	$0.96	$1.35	$1.66	$1.97
Pro Forma EPS - 35% Cash/65% Stock (3)		$0.58	$0.98	$1.38	$1.70	$2.02
Atlantic Capital EPS Accretion (Dilution) - 30% Cash/70% Stock (3)		(17.5%)	(9.3%)	(6.6%)	(2.8%)	1.0%
Atlantic Capital EPS Accretion (Dilution) - 35% Cash/65% Stock (3)		(17.0%)	(7.3%)	(4.4%)	(0.5%)	3.4%

Tangible Book Value (7)
Atlantic Capital Stand-Alone TBV (4)	$10.92	$11.14	$12.24	$13.75	$15.53	$17.60
First Security Stand-Alone TBV (6)	$2.08	$2.10	$2.21	$2.37	$2.59	$2.88
Pro Forma TBV- 30% Cash/70% Stock (7)	$10.71	$10.57	$11.59	$13.01	$14.76	$16.84
Pro Forma TBV- 35% Cash/65% Stock (7)	$10.66	$10.51	$11.56	$13.02	$14.80	$16.94
Atlantic Capital TBV Accretion (Dilution) - 30% Cash/70% Stock	(2.0%)	(5.2%)	(5.3%)	(5.3%)	(5.0%)	(4.3%)
Atlantic Capital TBV Accretion (Dilution) - 35% Cash/65% Stock	(2.4%)	(5.7%)	(5.6%)	(5.3%)	(4.7%)	(3.8%)

(1)
Reflect point in time estimates based upon projections provided by the management of First Security and Atlantic Capital, inclusive of estimated cost savings, purchase accounting adjustments and the $50 million subordinated note offering in conjunction with the close of the transaction with an estimated coupon of 6.0%.

(2)	Estimated closing for modeling purposes only.
(3)	Excludes impact of transaction-related expenses.
(4)	Atlantic Capital per share metrics exclude any projected new common shares issued in connection with stock-based compensation or incentive plans.
(5)	First Security stand-alone 2015 normalized to exclude the impact of the limited DTA reversal of $47.2 million projected in Q3 2015.
(6)	First Security TBV assumes an estimated Section 382 limited DTA reversal of $47.2 million in Q3 2015.
(7)	Includes impact of estimated merger-related transaction expenses.

The actual results achieved by the combined entity, however, may vary from projected results and the variations may be material.

Additional Disclosures Required Under the MOU

Subject to the warnings about projections contained in the S-4 and other caveats in the referenced document, further information on approximations of cost synergies and merger-related expenses can be found at page 14 of the Form 425 filed by Atlantic Capital with the SEC on July 28, 2015, and titled “Atlantic Capital Bancshares, Inc. (ACBI) Investor Presentation.”

Additional Information About the Atlantic Capital/First Security Transaction:

This communication relates to the proposed merger transaction involving Atlantic Capital and First Security. In connection with the proposed merger, Atlantic Capital and First Security have filed a preliminary joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the Merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC CAPITAL, FIRST SECURITY AND THE PROPOSED MERGER. When available, the definitive joint proxy statement/prospectus will be delivered to shareholders of Atlantic Capital and shareholders of First Security. Investors are able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by Atlantic Capital will be available free of charge from Carol Tiarsmith, Executive Vice President and Chief Financial Officer, Atlantic Capital Bancshares, 3280 Peachtree Road, N.E., Suite 1600, Atlanta, Georgia, 30305, telephone: (404) 995-6050. Documents filed with the SEC by First Security will be available free of charge from First Security by contacting John R. Haddock, Executive Vice President and Chief Financial Officer, First Security Group, Inc., 531 Broad Street, Chattanooga, Tennessee, telephone: (423) 308-2075.

Atlantic Capital, First Security and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Capital and the shareholders of First Security in connection with the proposed merger. Information about the directors and executive officers of Atlantic Capital is included in the preliminary joint proxy statement/prospectus filed with the SEC on July 17, 2015. Information about the directors and executive officers of First Security is included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 29, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This communication reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Atlantic Capital and First Security. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s, First Security’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Atlantic Capital nor First Security assumes any duty to update forward-looking statements. In addition to factors previously disclosed in First Security’s reports filed with the SEC and those identified elsewhere in this communication, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Atlantic Capital and First Security and between Atlantic Capital Bank and FSGBank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s and First Security’s plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” "will," “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s and First Security’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Atlantic Capital's shareholders or First Security's shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; (20) competition from other financial services companies in the companies’ markets could adversely affect operations; and (21) Atlantic Capital may not be able to raise sufficient financing to consummate the merger. Additional factors that could cause First Security’s results to differ materially from those described in the forward-looking statements can be found in First

Security’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Atlantic Capital, First Security or the proposed merger or other matters and attributable to Atlantic Capital, First Security or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital and First Security do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Public companies, from time to time, become aware of rumors concerning their business. Investors are cautioned that in this age of instant communication and internet access, it may be important to avoid relying on rumors and unsubstantiated information. First Security complies with Federal and State law applicable to disclosure of information. Investors may be at significant risk in relying on unsubstantiated information from other sources.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.
Dated:    August 26, 2015

By:	/s/ John R. Haddock
Name:	John R. Haddock
Title:	Executive Vice President and Chief Financial Officer